Filed Pursuant to Rule 497(e)
1933 Act File No. 002-90810
1940 Act File No. 811-04010

OCM Gold Fund

Investor Class OCMGX / Advisor Class OCMAX

May 4, 2017

Supplement to Statutory Prospectus dated March 29, 2017

Elimination of Distribution (Rule 12b-1) Fees Advisor Class

The Board of Trustees of OCM Mutual Fund approved the termination of the OCM Gold Fund’s distribution plan for Advisor Class shares effective as of May 8, 2017.  Total Annual Fund Operating Expenses for the Advisor Class shares have been restated to reflect the elimination of Distribution and/or Service (12b-1) Fees:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Advisor
Class

Management Fees   ..........................................................................................................         0.95%
Distribution and/or Service (12b-1) Fees  ..................................................          0.00%
Other Expenses ...................................................................................................................           0.83%
Total Annual Fund Operating Expenses ..................................................           1.78%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Advisor Class	$181	$560	$964	$2,095

* * *

The date of this Supplement is May 4, 2017.

Please retain this Supplement for future reference.